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                       Supplement dated December 31, 1999
                   to the Prospectus dated December 31, 1999, of Flag Investors Cash Reserve Prime Shares
                                  (the "Fund")

         The following information regarding Flag Investors Class B Shares remains in effect until January 18, 2000 and is effective for acquisitions of Class B Shares prior to January 18, 2000:

         You may pay the sales charges listed below if you acquire and hold Class B Shares of the Fund.

         Maximum Deferred Sales Charge (Load) (as a percentage of
         original purchase price or redemption proceeds, whichever
         is lower).....................................................  4.00%*

         *Contingent deferred sales charges decline over time and reach zero after six years. At that time, Class B Shares convert automatically to Class A Shares.

Example:

         This Example is intended to help you compare the cost of investing in Class B Shares with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in Class B Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Class B Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                    1 year           3 years          5 years          10 years
                                                   -------------------------------------------------------------
Class B Shares     ...............................  $546               $752             $982           $1,353

You would pay the following expenses if you did not redeem your shares:

Class B Shares     ...............................  $146               $452             $782           $1,353

         The amount of any sales charge deducted from your Class B Shares' redemption price will be determined according to the following schedule.

                             Class B Sales Charge as a Percentage of the Dollar
Years Since Purchase                      Amount Subject to Charge

First ......................                        4.00%
Second .....................                        4.00%
Third.......................                        3.00%
Fourth......................                        3.00%
Fifth.......................                        2.00%
Sixth.......................                        1.00%
Thereafter..................                        None

               PLEASE DISCARD THIS SUPPLEMENT ON JANUARY 18, 2000